SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2003

                           GREENE COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          Federal                        0-25165                  14-1809721
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
      of incorporation)                                      Identification No.)



302 Main Street, Catskill NY                                           12414
----------------------------------------                           -------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                      99          Press release dated July 31, 2003

Item 12. Results of Operations and Financial Condition

     On July 31, 2003, Greene County Bancorp, Inc. (the "Company") announced its earnings for the three and twelve months ended June 30, 2003. A copy of the press release dated July 31, 2003, describing earnings for such periods is attached as Exhibit 99 to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           GREENE COUNTY BANCORP, INC.


DATE:  July 31, 2003                  By:  /s/ J. Bruce Whittaker
                                           -------------------------------------
                                           J. Bruce Whittaker
                                           President and Chief Executive Officer